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SPDR(R) BARCLAYS CAPITAL NEW YORK MUNICIPAL BOND ETF                         INY
                                                                   (NYSE Ticker)
SUMMARY PROSPECTUS - OCTOBER 31, 2009

Before you invest in the SPDR Barclays Capital New York Municipal Bond ETF (the "Fund"), you may want to review the Fund's prospectus and statement of additional information, which contain more information about the Fund and the risks of investing in the Fund. The Fund's prospectus and statement of additional information dated October 31, 2009, are incorporated by reference into this summary prospectus. You can find the Fund's prospectus and statement of additional information, as well as other information about the Fund, online at https://www.spdrs.com/product/fund.seam?ticker=INY. You may also obtain this information at no charge by calling (866) 787-2257 or by sending an e-mail request to Fund_inquiry@ssga.com.

 INVESTMENT OBJECTIVE
 The SPDR Barclays Capital New York Municipal Bond ETF (the "Fund") seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the New York municipal bond market and provides income that is exempt from federal and New York state income taxes.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund other than brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

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
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MANAGEMENT FEES                                0.20%
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DISTRIBUTION AND SERVICE (12b-1) FEES          0.00%
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OTHER EXPENSES                                 0.00%
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TOTAL ANNUAL FUND OPERATING EXPENSES           0.20%
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EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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     YEAR 1              YEAR 3              YEAR 5              YEAR 10
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       $20                 $64                $113                $255
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PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 33% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the Barclays Capital Managed Money Municipal New York Index (the "Index"), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser") generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund's investment objective.


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Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in securities that the Adviser has determined have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. Additionally, the Fund intends to invest, under normal circumstances, 80% of its assets in investments the income of which is exempt from both Federal income tax and New York income tax. In addition, the Fund may invest in securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).

The Index is designed to track publicly traded New York municipal bonds that cover the U.S. dollar denominated New York revenue bonds, pre-refunded bonds, and insured bonds. A general obligation bond is secured by the full faith and credit of its issuer. A revenue bond is payable from a specific source of revenue. A pre-refunded bond is a revenue bond that the issuer has allocated funds to fully retire. An insured bond is protected from issuer default or rating downgrade by an insurance company. The Index also includes municipal lease obligations, which are securities issued by state and local governments and authorities to finance the acquisition of equipment and facilities. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in a lease or contract. The Index is a rules-based, market-value weighted index. All bonds in the Index must be rated Aa3/AA- or higher by at least two of the following statistical ratings agencies:
Moody's Investor Service, Inc., Standard & Poor's, and Fitch Inc. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the agencies rates the security, the rating must be at least Aa3/AA-. Each Index security must be issued by authorities in New York, have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate and have a nominal maturity of one or more years. No issuer may constitute more than 10% of the Index. Bonds subject to alternative minimum tax, hospital bonds, housing bonds, tobacco bonds, and airline bonds, along with remarketed issues, taxable municipal bonds, floaters, and derivatives are all excluded from the Index. As of September 30, 2009, there were approximately 2,522 securities in the Index.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   FIXED INCOME INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of fixed income securities, including the following: the risk of loss in portfolio value due to market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or inability of the Fund to sell securities at an advantageous price; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates.

   NEW YORK STATE-SPECIFIC RISK: Because the Fund concentrates its investments in New York municipal securities (i.e., holds 25% or more of its total assets), the Fund will have greater exposure to negative political, economic and statutory factors within the State of New York than a fund that invests in a broader base of securities. Unfavorable developments in any economic sector may have a substantial impact on the overall New York municipal market. Certain issuers of New York municipal bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations. The financial health of New York City affects that of the state, and when New York City experiences financial difficulty it may have an adverse effect on New York municipal bonds held by the Fund. The growth rate of New York has at times been somewhat slower than the nation overall. The economic and financial condition of New York also may be affected by various financial, social, economic and political factors.


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   TAX RISK: There is no guarantee that the Fund's income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund's acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to decline in value.

   POLITICAL RISK: A significant restructuring of federal income tax rates or even serious discussion on the topic in Congress could cause municipal bond prices to fall. The demand for municipal securities is strongly influenced by the value of tax-exempt income to investors. Lower income tax rates could reduce the advantage of owning municipals.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or even a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing the Fund's performance for the most recent calendar year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (year ended 12/31)

ANNUAL TOTAL RETURN BAR CHART


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2008*                                                -2.43
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  Highest Quarterly Return: 2.07% (Q4 2008)
  Lowest Quarterly Return: -4.35% (Q3 2008)

  * As of September 30, 2009, the Fund's Calendar Year-To-Date return was
  13.96%.

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/08)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund shares.

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                                                                                         SINCE
                                                                                       INCEPTION
                                                                        ONE YEAR      (10/11/07)
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
RETURN BEFORE TAXES                                                      -2.43%          -1.08%
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RETURN AFTER TAXES ON DISTRIBUTIONS                                      -2.43%          -1.08%
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RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES              -0.18%          -0.28%
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BARCLAYS CAPITAL MANAGED MONEY MUNICIPAL NEW YORK INDEX
(do not reflect fees, expenses or taxes, which, if applied, would
reduce the Index's returns)                                              -3.53%          -1.51%
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PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Matthew Pappas and Timothy Ryan.

MATTHEW PAPPAS is a Principal of SSgA FM and a Portfolio Manager in the Fixed Income Group, which includes Corporate Liquidity and Stable Value asset management. He joined the Adviser in 1999.

TIMOTHY RYAN, CFA, is a Principal of SSgA FM. He is the Unit Head for the Municipal Bond Group. He joined the Adviser in 2003.

PURCHASE AND SALE OF FUND SHARES
The Fund will issue (or redeem) shares to certain large institutional investors (typically market makers or other large broker-dealers) only in large blocks of 100,000 shares known as "Creation Units." Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Index.

Individual shares of the Fund may only be purchased and sold on NYSE Arca, Inc. through your broker-dealer at market prices. Because Fund shares trade at market prices rather than net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION
The Fund intends to pay income that is exempt from federal income taxes and the federal alternative minimum tax ("AMT"). To the extent the Fund invests in securities that do not produce income exempt from federal income tax and/or the AMT, a portion of the Fund's distributions may be subject to such taxes. Income from municipal securities of states other than the shareholder's state of residence generally will not qualify for tax-free treatment for such shareholder with respect to state and local taxes.

                                                                     INYSUMMPROS


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